LAND USE RIGHTS (Tables)	12 Months Ended
Dec. 31, 2019
LAND USE RIGHTS
Schedule of Land Use Rights

	December 31,
	2019	2018

Cost of land use rights	$4,421,007	$4,479,896
Less: Accumulated amortization	(1,132,048)	(1,057,531)
Land use rights, net	$3,288,959	$3,422,365

Schedule of Future Amortization Expense

2020	$88,418
2021	88,418
2022	88,418
2023	88,418
2024	88,418
Thereafter	2,846,869
Total	$3,288,959